UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2011

Industrial Income Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54372	27-0477259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Fund I Partnership

On August 18, 2011, IIT North American Industrial Fund I GP LLC (the “General Partner”), IIT North American Industrial Fund I Limited Partner LLC (the “IIT Limited Partner”) and 3NET Indy Investments Inc. (the “3NET Limited Partner”) formed IIT North American Industrial Fund I Limited Partnership (the “Fund I Partnership”) and entered into the Agreement of Limited Partnership of IIT North American Industrial Fund I Limited Partnership (the “Fund I Partnership Agreement”), setting forth the terms pursuant to which the parties intend to jointly invest in a portfolio of industrial properties located in major United States distribution markets, and to be comprised of approximately 50% core and 50% value-add industrial properties. The General Partner and the IIT Limited Partner (together, the “IIT Partners”) are both wholly-owned subsidiaries of Industrial Income Trust Inc. (the “Company”). The 3NET Limited Partner is a subsidiary of a highly-rated, investment grade institutional investor. The IIT Partners, together with the 3NET Limited Partner, are referred to herein as the “Partners.” The Fund I Partnership Agreement sets forth certain rights and obligations between the parties, including the following key provisions:

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At formation, the IIT Partners will own a 51% interest in the Fund I Partnership and the 3NET Limited Partner will own the remaining 49% interest. The Fund I Partnership has an eight year term and has an investment period ending on the earliest to occur of: (i) December 31, 2013; (ii) the two year anniversary after the closing of the Fund I Partnership’s first investment; and (iii) the date upon which the Partners have made certain total capital contributions.

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Investments made by the Fund I Partnership will be held indirectly through wholly-owned subsidiaries of the Fund I Partnership (each a “Partnership Subsidiary”). Each Partnership Subsidiary is expected to elect to be treated as a real estate investment trust for U.S. federal income tax purposes.

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The General Partner will manage the day-to-day operations of the Fund I Partnership, subject to the rights of the 3NET Limited Partner to approve certain major decisions, including, but not limited to, the acquisition and sale of investments, the creation or assumption of debt financing, waiver of certain material rights, winding up, dissolution or liquidation of the Fund I Partnership and any merger or consolidation of the Fund I Partnership.

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The Fund I Partnership Agreement contains procedures for making distributions to the parties, including incentive distributions to the General Partner, which are subject to certain return thresholds being achieved.

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The Partners will be obligated to make capital contributions in proportion to their respective partnership interests with respect to each approved investment during the investment period. In addition, both during and after the investment period, the General Partner is permitted to make additional capital calls with respect to certain preservation costs, certain limited operating and capital variances and other items.

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The failure of a Partner to make a required capital contribution will result in the non-defaulting Partner having the right, but not the obligation, to fund the shortfall which, if funded, will be treated as an interest-bearing loan to the defaulting Partner. In addition, the defaulting Partner may forfeit certain rights under the Fund I Partnership Agreement, which rights will be reinstated if the funding of the shortfall is treated as a loan and the defaulting Partner repays the loan in full.

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Subject to certain exceptions, during the investment period, the General Partner is required to present all value-add industrial property investment opportunities and one out of every three core industrial property investment opportunities on a rotational basis, to the Fund I Partnership for consideration. If the Fund I Partnership declines to invest in any such opportunity due to the rejection by the 3NET Limited Partner of the potential investment, the Company or its affiliates will be permitted to pursue the opportunity. The General Partner’s obligation to present investment opportunities as described herein will terminate under certain circumstances, including but not limited to the removal of the General Partner or the rejection by the Fund I Partnership of a certain number of presented opportunities.

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The General Partner may be removed for “cause,” as defined in the Fund I Partnership Agreement, which includes, but is not limited to, the commission by the General Partner of an uncured material breach or gross negligence which has a material adverse effect on the Fund I Partnership, willful bad acts, a change in control of the Company and the bankruptcy of the General Partner. If the 3NET Limited Partner requests the removal of the General Partner, the removal determination will be made by binding arbitration. If the arbitration results in a determination to remove the General Partner, then the General Partner will appoint a replacement general partner from a previously approved list of third-party real estate and investment management companies. The commencement of an arbitration proceeding to remove the General Partner will result in the IIT Partners and the 3NET Limited Partner having the right to trigger the “buy-sell mechanism” described below with respect to the Fund I Partnership’s entire investment portfolio.

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The Partners will not be permitted to transfer their respective interests in the Fund I Partnership to a third party until the second anniversary of the completion of the Fund I Partnership’s most recent investment (the “Trigger Date”), at which time the Partners will be permitted to transfer all (but not less than all) of their respective interests, subject to certain limitations. Each Partner may transfer its respective interest to an affiliate of such Partner at any time, subject to certain limitations. With respect to a transfer to a third party, the non-transferring Partner will have a right of first offer with respect to the transferring Partner’s partnership interest, as well as customary tag-along rights.

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At any time after the Trigger Date, the IIT Partners or the 3NET Limited Partner will have the right to trigger a buy-sell mechanism. For purposes of the buy-sell mechanism, the IIT Partners will be deemed a single party. Upon delivery of buy-sell notice, the buy-sell mechanism shall commence by any party offering to purchase the entire interest of the other party and the offeree must either sell its interest at the offered price or propose a higher price to purchase the interest of the offeror. This process will continue until one party agrees to sell its interest in the Fund I Partnership to the other party. If neither party agrees to sell its interest to the other, then the General Partner will undertake to liquidate the investment portfolio of the Fund I Partnership through a sale of the Fund I Partnership’s interests in the Partnership Subsidiaries. The IIT Partners will have a one-time right to delay any liquidation of the portfolio and the buy-sell process for up to 90 days (which in certain events may be extended to not more than six months in aggregate) if the Company is pursuing a transaction by which its common shares would become listed on a national securities exchange.

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In the event of a dead-lock over major decisions between the IIT Partners on the one hand and the 3NET Limited Partner on the other, each such party will have the right to trigger the buy-sell mechanism described above, subject, however to satisfying certain requirements with respect to any investment that has been held for less than two years as of the trigger date. If the buy-sell mechanism is triggered due to a dead-lock over a major decision with respect to no more than two Partnership Subsidiaries, then, subject to certain exceptions, it will be applied only with respect to such Partnership Subsidiaries. However, if the buy-sell mechanism is triggered due to a dead-lock over a major decision with respect to the Fund I Partnership, or with respect to three or more Partnership Subsidiaries or upon the occurrence of a third dead-lock, then in each such event it will be applied on a portfolio-wide basis to all of the Partnership Subsidiaries.

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If the 3NET Limited Partner initiates a baseball arbitration proceeding which results in the transfer of interests in the Fund I Partnership or the sale of all or substantially all of the Fund I Partnership’s investments, in each case, to any person other than the General Partner or any affiliate of the General Partner, the General Partner will be entitled to a disposition fee in accordance with the terms of the Fund I Partnership Agreement.

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As compensation for providing acquisition and asset management services and, to the extent applicable, development and construction management, property management and leasing services, the Fund I Partnership will pay the General Partner certain fees in accordance with the terms of the Fund I Partnership Agreement.

Interstate Industrial Portfolio

As previously disclosed in the Company’s Current Report on Form 8-K dated July 1, 2011, the Company, through its wholly-owned subsidiary, entered into two definitive Agreements of Purchase and Sale and Joint Escrow Instructions on July 1, 2011 (collectively, the “Purchase Agreements”), with the group of sellers set forth below (collectively, the “Seller”), to acquire a 100% fee interest in twelve industrial buildings aggregating approximately 3.5 million square feet on 168.3 acres. These buildings are located in certain submarkets of Los Angeles, California; Chicago, Illinois; and Dallas, Texas (collectively referred to as the “Interstate Industrial Portfolio”). The Seller is not affiliated with the Company, the Fund I Partnership or their respective affiliates. On August 18, 2011, the Company, through its wholly-owned subsidiary, assigned its rights under the Purchase Agreements to the Fund I Partnership. The Purchase Agreements were assigned to and assumed by three Partnership Subsidiaries.

The group of sellers that constitute the “Seller” includes Ridge Bedford Park I, LLC; Ridge Bedford Park II, LLC; Ridge Bedford Park IV, LLC; Ridge Garland I, L.P.; Ridge Farmers Branch I, L.P.; Ridge Moreno Valley, LLC; Ridge Moreno Valley II, LLC; and Ridge Southridge, L.P.

The Interstate Industrial Portfolio is approximately 98% leased to 16 tenants with an average remaining lease term (based on square feet) of 5.4 years. Upon consummation of the acquisition, the lease agreements are expected to be assigned to and assumed by the Fund I Partnership, through its Partnership Subsidiaries. In general, the tenants will be responsible for paying directly or reimbursing the landlord for the real estate taxes, insurance, and repair and maintenance costs of their respective properties.

The total aggregate purchase price is expected to be approximately $195.4 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. In connection with the acquisition, the Fund I Partnership has deposited an aggregate amount of $5.0 million into an escrow account, funded pro rata in accordance with the Partners’ respective percentage interests in the Fund I Partnership. Pursuant to the terms of the amended and restated advisory agreement, dated as of May 14, 2010 as extended to December 16, 2011 (the “Advisory Agreement”), by and among the Company, Industrial Income Operating Partnership LP, and the Advisor, the Company expects to pay an acquisition fee to the Advisor equal to 1% of its pro rata portion of the purchase price of this transaction. As described above, the Fund I Partnership is expected to pay certain fees to the General Partner in connection with this transaction. The Company plans to fund its pro rata portion of the acquisition using proceeds from the Company’s initial public offering and its pro rata portion of the debt financing described under Item 8.01 of this Current Report on Form 8-K. There is no assurance that the Fund I Partnership will be able to secure such debt financing on the terms described herein or at all.

The acquisition of the Interstate Industrial Portfolio is expected to close during the third quarter of 2011. There is no assurance that the Fund I Partnership will be able to purchase the Interstate Industrial Portfolio on the terms set forth herein or at all. The consummation of the acquisition is subject to various closing conditions to be met by the parties. If the Fund I Partnership does not close on the acquisition, there are circumstances under which it may forfeit the deposit it has funded.

Item 8.01 Other Events.

The Fund I Partnership, through its Partnership Subsidiaries, plans to enter into loan agreements with a major global financial institution for an aggregate amount of $112.0 million (the “Facility”). The Company anticipates that the Facility will (i) bear a fixed interest rate of 4.25%; (ii) require monthly payments of interest and principal (based on an approximate 30-year amortization); (iii) have a seven year call option; and (iv) be secured by mortgages, deeds to secure debt, or deeds of trust, as applicable, and related assignments and security interests in, and will be cross-collateralized by, the properties to be acquired within the Interstate Industrial Portfolio.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (such as those concerning the potential future activities of the Fund I Partnership and the consummation of the acquisition of the Interstate Industrial Portfolio, including the potential debt financing to be secured thereby) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, as amended or supplemented by the Company’s other filings with the Securities and Exchange Commission. Although these forward looking statements reflect management’s belief as to future events, actual events or the Company’s investments and actual results of operations could differ materially from those expressed or implied in these forward looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL INCOME TRUST INC.

August 24, 2011	By:	/s/ THOMAS G. MCGONAGLE
	Name:	Thomas G. McGonagle
	Title:	Chief Financial Officer and Treasurer

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